SPORT CHALET

Welcome Stockholders

Annual Meeting

August 11, 2011


SPORT CHALET


SPORT CHALET
686





Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to trends in, or representing management's beliefs about, our future strategies, operations and financial results, as well as other statements including words such as "believe," "anticipate," "expect," "estimate," "predict," "intend," "plan," "project," "will," "could," "may," "might" or any variations of such words or other words with similar meanings. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the Company. You are cautioned not to place undue reliance on forward-looking statements as predictions of actual results. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which are discussed in detail under the caption "Item 1A. Risk Factors" in the Form 10-K related to the fiscal year ended April 3, 2011, which has been filed with the Securities and Exchange Commission. We do not assume, and specifically disclaim, any obligation to update any forward-looking statements, which speak only as of the date made.

In addition to reporting the Company's financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company provides information regarding EBITDA. This measure is considered non-GAAP and is not preferable to GAAP financial information. EBITDA, as defined in the Company's current bank loan agreement is a non-GAAP measure of liquidity and is included in this presentation to provide information concerning the Company's performance relative to benchmarks contained in the bank loan agreement. For more information on this non-GAAP financial measure, see the Company's reports on Form 10-K and Form 10-Q previously filed with the Securities and Exchange Commission

Our Company

- Founded by Norbert and Irene Olberz in 1959
- Listed on NASDAQ since 1992
- Dual-class stock recapitalization in September 2005 (SPCHA, SPCHB)
- 55 stores in California, Arizona, Nevada and Utah
- Website Re-launch in March 2009
- Team Sales Division
- Opened 15 stores between fiscal 2007 and fiscal 2009
- Merchandise Categories:
  - Footwear 21%, Apparel 26% and Hardlines 53%
- Winter related products are 15% of annual sales
- Largest vendor represents 10% of purchases


SPORT CHALET



Norbert Olberz

1925 - 2011



Thanks to Norbert and Irene, Sport Chalet has employed over 40,000 Experts during the past 52 years

Store Locations

CALIFORNIA:
Antioch
Arcadia
Bakersfield
Beverly Hills
Brea
Burbank
Chino Hills
Concord
Elk Grove
Foothill Ranch
Glendora
Huntington Beach
Irvine
La Cañada Flintridge
La Jolla
Laguna Niguel
Long Beach
Marina del Rey
Menifee
Mira Loma
Mission Valley
Mission Viejo
Oxnard
Palmdale
Pleasanton
Point Loma
Porter Ranch
Rancho Cucamonga
Redlands
Riverside
Roseville
San Jose
San Marcos
Sacramento
South Coast Plaza
Temecula
Thousand Oaks
Torrance
Vacaville Valencia
Visalia
West Hills
West Los Angeles

ARIZONA:
Chandler
Goodyear
Happy Valley
Lake Pleasant
Phoenix
Queen Creek
Scottsdale
Tempe

NEVADA:
Henderson
Las Vegas
Summerlin

UTAH:
West Jordan

www.sportchalet.com


55
Stores
UTAH
NEVADA
CALIFORNIA
ARIZONA

Current Economic Environment

- No Market in the United States is more severely impacted than ours - California, Arizona, Nevada, and Utah
- Economic Indicators:
  - Home Values
  - Home Foreclosures
  - Personal and Business Bankruptcies
  - Unemployment
  - Consumer Confidence


WA
OR
ID
MT
ND
SD
WY
NE
NV
UT
CO
CA
AZ
NM
KS
OK
TX
MN
IA
WI
MO
AR
LA
IL
IN
MI
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
MD
PA
NY
MA
ME
AK
Foreclosure Actions to Housing Units
1 in 114 Housing Units
1 in 39,281 Housing Units
High
Med
Low

	Mortgages	Negative Equity Mortgages	Negative Equity Share
AZ	1,326,704	675,292	50.9%
CA	6,848,038	2,177,676	31.8%
NV	582,142	380,720	65.4%

Source: The Los Angeles Times May 31, 2011

- The worst unemployment rate in the last three decades:

	June-07	June-09	June-11
AZ	3.6%	9.8%	9.3%
CA	5.3%	11.5%	11.8%
NV	4.5%	12.5%	12.4%

Source: US Department of Labor – Labor Bureau Statistics

- The Western states have entered their worst budget crisis in history:

State	Deficit as % of 2011 spending	Projected FY 2012 Deficit (in billions)
Nevada	45.2%	$1.50
California	37.4	25.40
Arizona	31.5	0.98
Utah	29.3	0.39

Source: Center on Budget and Policy Priorities.

Key Accomplishments in Fiscal 2011

- Stabilized sales, comparable store sales were flat to the prior year
- Expanded our assortment of specialty brands which combined with our expert staff to result in an increase of 2% in our average sales transaction
- Grew our online sales by 110%
- Team Sales Division sales increased by 15%
- Gross margin improved by 140 basis points
- Realized $4 million in negotiated occupancy savings
- Inventory shrink was reduced by $0.8 million, due to tighter controls
- Added over 360,000 members to our Action Pass database, giving us a total of over 1.4 million members
- Completed a major evaluation of our customers using sophisticated techniques across multiple platforms. Our customers are young, serious sports enthusiasts who believe the right gear and training give them a competitive edge
- Reduced our inventory by $3.7 million, or 4%
- Reduced our loan balance by $4.4 million, or 10%
- Negotiated a new bank line with our lender, giving us year-round liquidity which more than adequately funds our business
- **Resulting in a 64%, or $5.3 million, reduction of our net loss**

Quarterly Comp Store Sales


FYE 03/08
FYE 03/09
FYE 03/10
FYE 03/11
FYE 03/12
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
Great Recession Begins
Sales Stabilize
CA, AZ, NV feel devaluation in housing market
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

Quarterly EBITDA


FQ1A
FQ2A
FQ3A
FQ4A
$6.0
$4.0
$2.0
$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($3.3)
$1.1
$1.6
$2.5
($2.9)
$2.9
$3.0
($5.8)
$2.2
$2.4
($7.3)
$2.8
$3.7
FYE 2009
FYE 2010
FYE 2011
FYE 2012

- EBITDA stands for Earnings Before Interest, Taxes, Depreciation, & Amortization
- 9 straight quarters of sequential profitability improvement
- **We have generated $22.2M in positive EBITDA during the past 9 quarters**
- **On an annual basis, we have improved EBITDA by $30M over past 3 years**

Quarterly Working Capital


FYE 3/09
FYE 3/10
FYE 3/11
FYE 3/12
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
$32.2
$22.6
$9.6
($0.4)
($0.4)
$1.7
$11.7
$13.7
$14.0
$16.3
$16.4
$18.7
$19.8
FQ1A
FQ2A
FQ3A
FQ4A
FQ1A
FQ2A
FQ3A
FQ4A
FQ1A
FQ2A
FQ3A
FQ4A
FQ1A
($ in millions)

- Working Capital is the difference between Current Assets and Current Liabilities
- **We improved Working Capital by $20.2M over past 9 quarters**

4 Year Agreement With

Bank of America

October 2010

- Accordion feature to provide extra availability for peak season, $65 million January – August, $70 million September - December
- EBITDA Covenant calculation not required with 10% excess availability, expecting over 30% availability or $18 million on average throughout fiscal 2012
- Availability limited to a percentage of the value of eligible assets, minus certain reserves
- **Loan balance at July 3, 2011 at $44.5M, $6.2M or 12.2% less than same time LY**

Commitment to Training the "Experts"

- Certified Expert Training includes multi-point clinics, seminars and final exam
- Three Levels of Certification:
  - Master Mechanics
  - Certified Experts
  - General Certification
- Offer a variety of training programs
  - Baseball University
  - Bike University
  - Footwear University
  - Fitness University
  - Snowboard University
  - Ski Clinics
  - Surf Camp
  - Tennis University
  - Outdoor Academy
  - Fishing University
  - Golf Day Seminars
  - Water Sports University
  - SCUBA Instructor Development & Scholarships
  - Skate "Skool"
  - Vendor Demo Days and Clinics


LIQUID FORCE
LIQUID FORCE

Our Experts

- **Matt Florentino** – Online Content Assistant
  Expert Fisherman - Set new All-Time Bag-Weight record in the 2011 SWBA Tournament in Long Beach, CA

- **Tom Piszkin** - Bikes Associate & Technician, La Jolla
  Triathlete – Member and past President of the Triathlon Club of San Diego; inventor of the TitanFlex Triathlon bike

- **Sean Olsen** – General Manager, Jordan Landing, UT
  Champion Lifter - Set a World Record in the deadlift in April 2011



Matt Florentino


694
LBS.

Sean Olsen



Tom Piszkin

Our Experts

- **<u>Jeff Baisley</u>** <u>– General Athletics Associate, Tempe, AZ</u>
  Drafted by the Oakland Athletics in 2005 Major League Baseball Draft. MVP of the Midwest League in 2006. and a 2011 Pacific Coast League Mid-Season All-Star

- **<u>Neil Miller</u>** <u>– Bikes Associate & Technician, Lake Pleasant, AZ</u>
  Founder of AZ Dayriders Bike Club. This club meets weekly with a focus on riding various trails and roads throughout the state of Arizona

- **<u>Norbert Knapp</u>** <u>- Winter Sales Associate, Arcadia, CA</u>
  President (2nd Term) of the Los Angeles Council of Ski Clubs, which promotes skiing, camping, boating, cycling, canoeing and other outdoor activities.



Jeff Baisley



Neil Miller



Norbert Knapp

Our Experts

- **David Romero** - Bikes Associate & Technician, Chino Hills
  Iron Man Athlete - He was one place away from the world championship in the Hawaii Iron Man at the age of 19

- **Henry Cadle** - Bicycle Department Head, Mission Viejo
  Nationally ranked downhill mountain bike racer

- **Joe Holt** - Assistant Manager, Mission Viejo
  Racing Services Rep for Men's and Women's U.S. Ski Team



David Romero



Henry Cadle



Joe Holt

Specialty Merchandise

- We buy from over 1,000 brands
- We are First to Market with Performance, Technical and Lifestyle product

Specialty Services



PADI
5STAR

BARNETT BICYCLE INSTITUTE


Your Next Adventure Is With Us
Canyoneering, Backpacking, Kayaking & Rock Climbing
Over 30 Courses Offered!
Explore Adventures



WINTERSTEIGER

ADVENTURES FROM SIERRA MOUNTAIN GUIDES




A YOUTH
SKI & SNOWBOARD PROGRAM
AGES 7-16 • FIRST TIME TO EXPERT
www.BlueAngelSnow.com



Team Sales Division

- Continued integration of Team Sales and Retail, now No. 2 "Store" in our chain
- $1 spent with Team Sales converts to $2 spent at Retail
- **The Setup**
  - Full embellishment, silk screen, embroidery and custom art work creation in the Van Nuys, CA facility
  - 22 road salespeople calling on schools, teams and leagues
  - Merchandise sold through Team Sales also available at Retail
  - Sport Chalet has the ability to produce championship product
- **The Results:**
  - Year Over year Sales Increase of 15.3%
  - Year Over Year GM Increase of 15.1%
  - Year Over Year Inventory Reduction of 15.6%


SPORT CHALET
TEAM SALES
FOOTBALL 2011

SACRAMENTO STATE

SAN JOSE STATE

HARVARD-WESTLAKE SCHOOL

Leveraging Technology

"You are doing it right, and you are well ahead of your competition."

- Ron McEvoy – Senior Advisor, Business Transformation at Cisco

STORES

EPICOR POS & Enterprise Selling
2006
$6.3M

Online Store Terminals
2010

CUSTOMER BEHAVIOR

CRM Action Pass
2008
$300K

DBM
2008

Cheetah Mail
2009

Vera Centra
2011

ONLINE

Marketlive Online Platform
2009
$2.4M

Sapient
2009

Shop-A-Tron
2009

BAZAARVOICE
2010

CERTONA
2011

SAP / BI
Finance and Merchandising Core System
2008
$9.5M

Scuba Show 2011


SPORT CHALET




GO DIVE
action pass
OUTDOOR RENTALS
WINTER SERVICES
SCUBA SERVICES
CYCLING SERVICES
25% OFF


SPORT CHALET
SPORT CHALET

Customer Relationship Management-Action Pass

- **Purpose:**
  - Understand customer behavior and take action. Who are they, and how valuable are they?
  - Create excitement around product launches, new technologies, and new services
  - Use purchasing behavior at the brand and item level to set assortments, allocate floor space, and align categories
  - Develop targeted marketing vehicles aimed at specific customers based on online and/or in store behavior
- **Results:**
  - Over 1.46 million members, a growth of 30% vs. LY
  - 49% of all sales dollars are from Action Pass members
  - Launched Sport Chalet credit card in December 2008, now have over 23,400 cardholders


SPORT CHALET
action pass Newsletter
NEW! REDEEM YOUR REWARDS ONLINE
Member Information
Forward to a Friend
Online Catalog
Your Account Information
Update Your Account
Divers in Action Photo Contest
OLYMPUS
Go In Store & Enter for a Chance to Win!
NEW Nike Products
Lakers Roadtrip to Houston
ENTER TO WIN
LAKERS
ROAD TRIP
Men's Zoom Kobe V Basketball Shoe
SWING with a PRO
Nike Team USA Apparel
Heart, Body & Soul
Fitness Package
Valentine's Day Gifts
Upcoming In-Store Events!

Competitors' Ads


SAVE UP TO 70% ON ENTIRE STOCK
TREADMILLS, ELLIPTICALS & EXERCISE BIKES
$599.99
HEALTHRIDER
SAVE UP TO 70% OFF ORIG. ENTIRE STOCK Treadmills
SAVE UP TO 65% OFF ORIG. ENTIRE STOCK Ellipticals
SAVE UP TO 40% OFF ORIG. ENTIRE STOCK Exercise Bikes
$999.99
$699.99
$299.99
$32.99
ONLY AT SPORTS AUTHORITY
HEALTHRIDER


49.99 4-IN-1 HOME GYM KIT
19.99
DICK'S
LIVESTRONG
SAVE $1000
SAVE $800
SOLE
999.99
1299.99
1499.99
549.99
999.99
349.99


FOOTBALL
SOCCER
PUMA
DIADORA
OUTDOOR SPECIALS
SLEEPING BAGS
40% OFF
449.99
99.99
99.99

Sport Chalet Action Pass Member Email


SPORT CHALET
SHARE:
SEND TO A FRIEND >
MATRIX
Strong • Smart • Beautiful
Innovation is a Beautiful Thing.
Learn more...


SPORT CHALET
FREE SHIPPING
Matrix Fitness Equipment
MATRIX
Strong • Smart • Beautiful
Innovation is a Beautiful Thing.
Matrix T7xe Treadmill:
Where To Buy:
Matrix T7xe Treadmill Features
Matrix Fitness Equipment Availability
Matrix Krankcycle:
Matrix Krankcycle Features


SPORT CHALET

Our Game Plan

1. Strive to have the best trained Experts in merchandise and special services
2. Micro merchandise every location
3. Leverage our online business
4. Utilize our growing Action Pass member data
5. Grow Team Sales Division
6. Leverage our investment in technology and data
7. Refine our store strategy by evaluating each of our store locations

Buxton-Experian: Sport Chalet Core Customers


Percent
16
14
12
10
8
6
4
2
0
Customers
Trade Area
Primary Core Customers are the most likely to be our customers.
Secondary Core Customers are not as likely to be our customers as Primary Core Customers but are still very likely.
Core Customer Percentages
23%
0%
6%
71%
Primary
Secondary
Tertiary
Not Core Customer
(A)Best
(L)Worst

Sapient/Synovate Segmentation Study

19% of customers



Sports Enthusiasts


19
28
24
% of Customers
% of Category $ Volume
% of Sport Chalet Shopping Trips

Who They Are
- Younger (<35) male skew
- Less likely to be married and have children in HH
- Higher income/employment skew

Key Attitudes
- The serious athletes
- Competitive, love the challenge of sports
- Looking for equip that will give them an edge
- Want best quality & will buy newest technology
- Trend setters – keep up with trends and believe that the brands they wear say a lot about them
- Huge sports fans as well



Key Category Purchasing Skews
- Snow and ice sports, Golf, Racquet and paddle sports
- Athletic apparel/footwear

Activity Skews
- Many strong skews to a variety of team and individual sports
- Fitness/weight training, Running



How To Reach Them
- TV sports - NFL, NCAA football, MLB, NBA, NCAA basketball (skews on most sports)
- TV shows - Hist/doc, adventure/nature, sitcoms, drama, reality
- Other media - Higher magazine use; average newspaper use
- Radio - Rock, hits, classic rock, sports, hip-hop
- Internet - Social networking, news, videos (skews on many); above average online purchasing

Buxton - Sport Chalet Sporting Recreation/Interest by Store

Store A

Category	Index Score	Deviation %
SNOW SKIING	140	106%
TENNIS	138	136%
JOGGING/RUNNING	129	140%
SNOWBOARDING	120	92%
BACKPACKING/HIKING	119	111%
GOLF	112	105%
SKATEBOARDING	111	101%
MOUNTAIN/ROCK CLIMBING	109	72%
BICYCLING	107	109%
SWIMMING	105	155%
CANOEING/KAYAKING	102	61%
WATER SKIING	101	63%
BASKETBALL	100	116%
IN-LINE SKATING/ROLLER SKATING	99	81%
VOLLEYBALL	99	149%
BASEBALL	98	90%
FOOTBALL	94	62%
CAMPING TRIPS	81	113%
Average	109	103%

Store B

Category	Index Score	Deviation %
JOGGING/RUNNING	125	120%
SKATEBOARDING	124	110%
TENNIS	123	159%
VOLLEYBALL	116	118%
BASEBALL	115	106%
BASKETBALL	109	188%
SNOWBOARDING	106	50%
FOOTBALL	106	89%
MOUNTAIN/ROCK CLIMBING	106	67%
SNOW SKIING	106	41%
IN-LINE SKATING/ROLLER SKATING	104	159%
BACKPACKING/HIKING	93	46%
BICYCLING	90	107%
SWIMMING	85	46%
WATER SKIING	82	59%
CANOEING/KAYAKING	80	36%
GOLF	78	80%
CAMPING TRIPS	68	45%
Average	101	90%

Store C

Category	Index Score	Deviation %
SKATEBOARDING	133	109%
JOGGING/RUNNING	125	172%
TENNIS	123	143%
SNOWBOARDING	119	100%
VOLLEYBALL	116	121%
BASEBALL	114	47%
BASKETBALL	111	129%
SNOW SKIING	109	126%
MOUNTAIN/ROCK CLIMBING	108	50%
FOOTBALL	106	56%
IN-LINE SKATING/ROLLER SKATING	106	140%
BACKPACKING/HIKING	98	84%
WATER SKIING	96	48%
BICYCLING	92	86%
SWIMMING	92	101%
GOLF	88	107%
CANOEING/KAYAKING	86	70%
CAMPING TRIPS	79	86%
Average	106	99%

Running Concept


SPORT CHALET
RUNNING
RUNNING
RUNNING

Triathlon Focus Area

La Canada, CA
and
Mission Valley, CA


SPORT CHALET
FREE SHIPPING
Triathlon
your triathlon experts
Select from a wide variety of triathlon gear, transition equipment and wetsuits.
TYR
GARMIN
TIMEX
OAKLEY
asics

Best in Performance:

- TYR
- Ironman
- Fuji
- Zoot
- Hammer-Nutrition


TYR


SPORT CHALET
TYR

Online

- According to the 2011 Social Shopping Study, sponsored by PowerReviews, 79% of survey respondents said they conduct at least half of their product research online before making a purchase, up from 50% of respondents who said the same last year
- Capital investment of $2.4 million completed in March 2009
- Creates leadership position for Sport Chalet in Specialty Retail
- In-store customer and “Expert” access complete Nov. 2010
- Over 160 brand shops done or in pre-launch stage
- FY 2010-11 vs. FY 2009-10:
  - Sales up 110%
  - Site Visits up 27%
  - Orders up 100%
  - Conversion up 35%
  - In Q4, out of market sales represent 50% of the total


SPORT CHALET
FREE SHIPPING
Discover the
Barefoot Running
Experience.
GoPro
HARO
TRUE
THE WORLD'S FINEST CARDIO EQUIPMENT
SPORT CHALET
FREE SHIPPING
Santa Cruz Bicycles
SANTA CRUZ
Serious about building truly great bicycles.
BUY NOW


SPORT CHALET
FREE SHIPPING WITH ANY ORDERS OVER $75
Customer Service
Catalogs & Ads
Gift Cards
GO
Create an Account
Sign In
Create a List
Cart: 0 items
BRAND SHOWCASE
ADVENTURES
STORE SERVICES
EXPERT ADVICE
SHOP BY SPORT
CLOTHING
SHOES
OUTDOOR
WATER
CYCLING
FITNESS
GOLF
SCUBA
FISHING
GAMES & GADGETS
WINTER
SALE
01 BACK-TO-SCHOOL: NEW STYLES & NEW GEAR
02 ULTIMATE CLEAT: NIKE ZOOM ALPHA TALON
03 SOCCER 2011: GEAR UP FOR THE FIELD
04 APPLY NOW: 0% APR FOR 6 MONTHS!
05 IN-STORES NOW: GEAR RENTALS, REPAIRS, & MORE!
BACK-TO-SCHOOL
› SHOP NOW
BROWSE OUR LASTEST BACK-TO-SCHOOL STYLES & GEAR!
THE TREASURE HUNT IS BACK!
SPORT CHALET TREASURE HUNT
FOLLOW THE CLUES TO SIX SUNKEN TREASURE BARS! ›
BACKPACKS
100'S OF PACKS. THE TOP BRANDS.
SHOP BACKPACKS ›
SHOP NOW ›
25% OFF
SELECT FASHION SWIMWEAR & BOARDSHORTS

Our Game Plan



SPORT CHALET
FREE SHIPPING WITH ANY ORDERS OVER $75
Customer Service
Catalogs & Ads
Gift Cards
Keyword or item number
GO
Create an Account
Sign In
Create a List
Cart: 0 items
BRAND SHOWCASE
ADVENTURES
STORE SERVICES
EXPERT ADVICE
SHOP BY SPORT
CLOTHING
SHOES
OUTDOOR
WATER
CYCLING
FITNESS
GOLF
SCUBA
FISHING
GAMES & GADGETS
WINTER
SALE
Previous Page
Home
Shop By Brand
Shop By Brand
SHOP EVOSHIELD
GAME-CHANGING PROTECTIVE APPAREL
SHOP TYR
TECHNICAL APPAREL & EQUIPMENT FOR SWIMMERS & TRIATHLETES
TYR
SHOP BROOKS
FIND EVERYTHING YOU NEED TO RUN HAPPY.
Newest Shops
Brand Showcases
ADIDAS
ALTUS
ANALOG
AQUA SPHERE
ASICS
BELL/GIRO
BERKLEY
BILLABONG
BLACK DIAMOND
BODY GLOVE
BROOKS
CADDIS
CALLAWAY
CAMELBAK
CHAMPION
COLEMAN
COLUMBIA
CROCS
EASTON
ELEMENT
EPIC
ETNIES
EVERLAST
FOX
FUJI
GOALRILLA
GOFIT
GOPRO
HEAD
HONOLUA
HORIZON
HURLEY
IGLOO
JANSPORT
KATADYN
KELTY
MARMOT
MCDAVID
MERRELL
METAL MULISHA
MIO
MIZUNO
MMA (CENTURY/TAPOUT/UFC)
MOUNTAIN HARDWEAR
MSR
NEW BALANCE
OAKLEY
OCEAN KAYAK
OLUKAI
O'NEILL
OPTIMUS
OSPREY
PENN
POLAR
RED / ANON
REEBOK
ROXY
ROXY ATHLETIX
SANTA CRUZ BICYCLES
SANUK
SE
SELK'BAG
SHIMANO
SHOCK DOCTOR
SPEEDO
STX
TAYLORMADE
TEVA
THE NORTH FACE
THERMAREST
THULE
TOMMY BAHAMA

Our Game Plan


SPORT CHALET
FREE SHIPPING WITH ANY ORDERS OVER $75
Customer Service
Catalogs & Ads
Gift Cards
Keyword or item number
GO
Create an Account
Sign In
Create a List
Cart: 0 items
BRAND SHOWCASE
ADVENTURES
STORE SERVICES
EXPERT ADVICE
SHOP BY SPORT
CLOTHING
SHOES
OUTDOOR
WATER
CYCLING
FITNESS
GOLF
SCUBA
FISHING
GAMES & GADGETS
WINTER
SALE
Previous Page
Home
Shop By Brand
Brooks
Brooks
BROOKS HOME
AN INSIDE LOOK INTO BROOKS SHOES
Brooks Home
Men's
Women's
Run Happy® University
In-Store Fit Clinics
View All Brooks
BROOKS
Find everything you need to Run Happy.
Brooks is your go-to company for anything and everything related to the run. Our mission is to inspire everyone to run and be active by creating innovative gear that keeps them running longer, farther, faster, and happier.
RH
Bestselling Brooks
Brooks Men's Trance 10 Running Shoe
Brooks Men's Glycerin 8 Running Shoe
Brooks Women's Trance 10 Running Shoe
Brooks Women's Glycerin 8 Running Shoe

Our Game Plan


SPORT CHALET
FREE SHIPPING WITH ANY ORDERS OVER $75
Customer Service | Catalogs & Ads | Gift Cards
GO
Create an Account
Sign In
Create a List
Cart: 0 items
BRAND SHOWCASE
ADVENTURES
STORE SERVICES
EXPERT ADVICE
SHOP BY SPORT
CLOTHING
SHOES
OUTDOOR
WATER
CYCLING
FITNESS
GOLF
SCUBA
FISHING
GAMES & GADGETS
WINTER
SALE
Previous Page
Home
Shop By Brand
Brooks
Brooks
BROOKS HOME
AN INSIDE LOOK INTO BROOKS SHOES
Brooks Home
Men's
Women's
Run Happy® University
In-Store Fit Clinics
View All Brooks
BROOKS
Looking for an inside look into Brooks Shoes?
00:02:39
ADRENALINE™ GTS 11
Brooks' go-to shoe.
00:03:01
GLYCERIN® 8
A premium shoe with support & style.
Bestselling Brooks
Brooks Men's Trance 10 Running Shoe
Brooks Men's Glycerin 8 Running Shoe
Brooks Women's Trance 10 Running Shoe
Brooks Women's Glycerin 8 Running Shoe

Stand Up Paddleboards


SPORT CHALET
SHARE:
SEND TO A FRIEND >
STAND UP PADDLEBOARDS
Available in select store locations
Learn more...


SPORT CHALET
FREE SHIPPING
Premium Stand Up Paddleboards
STAND UP PADDLEBOARDS
Turn an average wave into the ride of your life.
SHOP SURFTECH SUP
Stand Up Paddleboards:
More About Surftech:
Robert August 11'6" What I Paddle Stand Up Paddleboard
We Are Surftech - 60sec
VIEW SUP DETAILS
Randy French 10'0" Universal Stand Up Paddleboard
SUP Technology:

SPORT CHALET

Highlights

- Strong culture established by founder over 50 years ago emphasizing focused employee training leading to outstanding customer service
- Differentiated and unique shopping experience through breadth of specialty brands and services offered
- Launch of sportchalet.com creates national opportunities
- Structural cost reductions combined with specific strategic investments have improved operating efficiencies and will support future growth
- We are applying science to the art of retail in order to win during a period of negative economic activity
- Strong support from senior lender
- Highly experienced and committed management team

SPORT CHALET

Annual Meeting

August 11, 2011

Questions & Answers

"For those who believe, no explanation is necessary; for those who do not believe, no explanation is possible."

- Franz Werfel